                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 15, 1999

                             PATHOGENESIS CORPORATION
             (Exact name of registrant as specified in its charter)

   Delaware                       0-27150                          91-1542150
(State or other                 (Commission                      (IRS Employer
jurisdiction of                   File No.)                  Identification No.)
incorporation)


               201 Elliott Avenue West, Seattle, Washington  98119
                    (Address of principal executive offices)

                                  (206) 467-8100
              (Registrant's telephone number, including area code)

                                  Not applicable
         (Former name or former address, if changes since last report)

Item 5.   Other Events

     On April 13, 1999, PathoGenesis amended the Rights Agreement dated as of June 26, 1997 between PathoGenesis and Harris Trust and Savings Bank, as rights agent. The Rights Agreement and the Preferred Stock Purchase Rights covered thereby are described in PathoGenesis' Amendment to Registration Statement on Form 8-A dated April 15, 1999 under Item 1, which section (which is Exhibit 1 hereto) is incorporated herein by reference. The Rights Agreement and the Amendments thereto, dated as of March 8, 1998 and April 13, 1999, are attached to this report as exhibits.

     On April 13, 1999, PathoGenesis amended its By-laws. The By-laws, as amended, are attached to this report as an exhibit.

Item 7.   Exhibits

      Number                         Description

      1 Item 1 in PathoGenesis' Amendment to Registration Statement on Form 8-A dated April 14, 1999 (incorporated by reference).

      3.2         By-laws of PathoGenesis Corporation, as amended through April
                  13, 1999.

      4.1(b) Rights Agreement dated as of June 26, 1997, between PathoGenesis Corporation and Harris Trust and Savings Bank, as Rights Agent, including the Form of Right Certificate as Exhibit B (incorporated by reference to Exhibit 1 to PathoGenesis' Current Report on Form 8-K filed on July 10,
                  1997).

      4.1(bb) First Amendment, dated as of March 8, 1998, to Rights Agreement between PathoGenesis Corporation and Harris Trust and Savings Bank, as Rights Agent (incorporated by reference to Exhibit 4.1(bb) to PathoGenesis' Annual Report on Form 10-K for 1997).

      4.1(bbb) Amendment of Rights Plan, dated as of April 13, 1999 (incorporated in this report by reference to Exhibit 4.1(bbb) to PathoGenesis' Amendment to Registration Statement on Form 8-A filed on April __, 1999).

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 15, 1999

                                        PATHOGENESIS CORPORATION



                                        By: /s/ Alan R. Meyer
                                            ------------------------
                                            Alan R. Meyer
                                            Chief Financial Officer